BNP U.S. FUNDING L.L.C.

           Noncumulative Preferred Securities, Series A


                      Registration Agreement

                                                   December 5, 1997



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
J.P. Morgan Securities Inc.
Salomon Brothers Inc
  as the Initial Purchasers
c/o Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

      BNP U.S. Funding L.L.C., a limited liability company organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell to the Initial Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) 50,000 of its Noncumulative Preferred Securities, Series A (the "Series A Preferred Securities"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Bank and the Company agree with the Initial Purchasers for the benefit of holders (as defined herein) from time to time of the Series A Preferred Securities as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

      "Commission" means the United States Securities and
Exchange Commission.

      "Exchange Act" means the United States Securities
Exchange Act of 1934, as amended.

      "Purchase Agreement" means the Purchase Agreement, dated December 1, 1997, among the Initial Purchasers, the Company and Banque Nationale de Paris, a societe anonyme, or limited liability corporation, organized under the laws of The Republic of France.

      "Initial Purchasers" means Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and
Salomon Brothers Inc.

      "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Exchange Act, as in effect at any relevant time.

      "Registration" means a registration effected pursuant to Section 2 hereof.

      "Registration Statement" means a registration statement on Form 10 filed under Section 12(g) of the Exchange Act providing for the registration of all of the Series A Preferred Securities pursuant to the provisions of Section 2 of this Agreement and any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

2.  Registration.

           (a) Subject to Section 4 hereof, the Company shall file with the Commission a Registration Statement on Form 10 relating to the Series A Preferred Securities and, thereafter, shall use its best efforts to cause such Registration Statement to be declared effective under Section 12(g) of the Exchange Act by May 31, 1998.

           (b)  The Company shall promptly advise the Initial
Purchasers of Series A Preferred Securities:

              (i) when the Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

             (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or for additional information; and

            (iii) the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose.


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


           (c) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

           (d) The Company shall use its best efforts to comply with all applicable Rules and Regulations.

           (e) The Company shall enter into such customary agreements and take all other appropriate action in order to expedite and facilitate the Registration.

3. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Section 2 hereof.

4. Condition to Company's Obligation. The Company's obligation under Section 2 hereof will not apply if the filing and declaration of effectiveness of the registration statement would not, after consultation with the Initial Purchasers, in the reasonable belief of the Company be effective to qualify for the "publicly-offered security exemption" in the Plan Asset Regulation (29 C.F.R. Section 2510.3-101).

5. Miscellaneous.

           (a) Amendments and Waivers. This Agreement, including this Section 5, may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Initial Purchasers holding a majority in number and amount (by liquidation preference) of Series A Preferred Securities. Each Initial Purchaser shall be bound by any amendment, waiver or consent effected pursuant to this Section 5, whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Series A Preferred Securities or is delivered to such Initial Purchaser.

           (b) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Purchase Agreement.

           (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto.

           (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be


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


deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (e) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New
York, without giving effect to any provisions relating to conflicts of laws.

           (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.


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


           Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                          Very truly yours,

                          BNP U.S. FUNDING L.L.C.


                          By:/s/ Eric Deudon
                             ------------------------------
                             Name:  Eric Deudon
                             Title: President and Director


                          BANQUE NATIONALE DE PARIS


                          By:/s/ Christian Aubin
                             -----------------------------
                             Name:  Christian Aubin
                             Title: Senior Executive
                                    Vice President

The foregoing Registration Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
J.P. Morgan Securities Inc.
Salomon Brothers Inc

By:  Merrill Lynch, Pierce, Fenner &
       Smith Incorporated


By:/s/ Richard N. Doyle
   ---------------------------------
   Name:
   Title:


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